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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                         INTERNATIONAL STEEL GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                     1-31926              71-0871875
   (State or Other Jurisdiction         (Commission           (IRS Employer
         of Incorporation)              File Number)       Identification No.)

             4020 Kinross Lakes Parkway, Richfield, Ohio, 44286-9000 (Address of Principal Executive offices, including Zip Code)

        Registrant's telephone number, including area code: 330-659-9100

                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On February 10, 2005, International Steel Group Inc. (the "Company") issued a news release containing certain financial results of the Company for the quarter and year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1. The press release shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits:

    99.1  News release dated February 10, 2005

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNATIONAL STEEL GROUP INC.

                                           By: / s / Lonnie A. Arnett
                                               ---------------------------------
                                               Name: Lonnie A. Arnett
                                               Title: Vice President, Controller
                                               and Chief Accounting Officer

Dated:  February 10, 2005

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                                INDEX TO EXHIBITS

        Exhibit
        Number     Description
        --------   -------------------------------------------------------------
        99.1       News release, dated February 10, 2005